EXECUTION

AMENDMENT TO SCHEDULE II

Schedule II to the Custody Agreement between Principal Variable Contracts Funds, Inc. and The Bank of New York Mellon effective November 11, 2011, as amended (the "Agreement"), is hereby amended effective August 10, 2022 by deleting Schedule II in its entirety and replacing such Schedule with the attached Schedule II.

Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with the terms.

Each party represents and warrants to the other party that it has full authority to enter into this Amendment to Schedule II of the Agreement upon the terms and conditions hereof and that the individual executing this Amendment to Schedule II on its behalf has the requisite authority to bind such party to this Amendment to Schedule II and the Agreement.

PRINCIPAL VARIABLE	THE BANK OF NEW YORK MELLON
CONTRACTS FUNDS, INC.
By: /s/ Beth Graff	By: /s/ Sandra Ricardo
Name: Beth Graff	Name: Sandra Ricardo
Title: Vice President & Asst. Controller	Title: Vice President

By: /s/ Gina Graham

Name: Gina Graham

Title: Treasurer

EXECUTION

SCHEDULE II

List of Funds

(August 10, 2022)

Principal Variable Contracts Funds, Inc – Balanced Account

Principal Variable Contracts Funds, Inc – Blue Chip Account

Principal Variable Contracts Funds, Inc – Bond & Mortgage Securities Account Principal Variable Contracts Funds, Inc – Bond Market Index Account Principal Variable Contracts Funds, Inc – Diversified Balanced Account

Principal Variable Contracts Funds, Inc – Diversified Balanced Managed Volatility Account Principal Variable Contracts Funds, Inc – Diversified Balanced Volatility Control Account Principal Variable Contracts Funds, Inc – Diversified Growth Account

Principal Variable Contracts Funds, Inc – Diversified Growth Managed Volatility Account Principal Variable Contracts Funds, Inc – Diversified Growth Volatility Control Account Principal Variable Contracts Funds, Inc – Diversified Income Account

Principal Variable Contracts Funds, Inc – Diversified International Account Principal Variable Contracts Funds, Inc – Equity Income Account

Principal Variable Contracts Funds, Inc – Global Emerging Markets Account (formerly International Emerging Markets Account)

Principal Variable Contracts Funds, Inc – Government & High Quality Bond Account Principal Variable Contracts Funds, Inc – Income Account

Principal Variable Contracts Funds, Inc – LargeCap Growth Account

Principal Variable Contracts Funds, Inc – LargeCap Growth Account I Principal Variable Contracts Funds, Inc – LargeCap S&P 500 Index Account

Principal Variable Contracts Funds, Inc – LargeCap S&P 500 Managed Volatility Index Account Principal Variable Contracts Funds, Inc – LargeCap Value Account

Principal Variable Contracts Funds, Inc – MidCap Account Principal Variable Contracts Funds, Inc – Money Market Account Principal Variable Contracts Funds, Inc – Multi Asset Income Account

Principal Variable Contracts Funds, Inc – Principal Capital Appreciation Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2010 Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2020 Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2030 Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2040 Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2050 Account Principal Variable Contracts Funds, Inc – Principal LifeTime 2060 Account Principal Variable Contracts Funds, Inc – Principal LifeTime Strategic Income Account Principal Variable Contracts Funds, Inc – Real Estate Securities Account

Principal Variable Contracts Funds, Inc – SAM Balanced Portfolio

Principal Variable Contracts Funds, Inc – SAM Conservative Balanced Portfolio Principal Variable Contracts Funds, Inc – SAM Conservative Growth Portfolio Principal Variable Contracts Funds, Inc – SAM Flexible Income Portfolio Principal Variable Contracts Funds, Inc – SAM Strategic Growth Portfolio Principal Variable Contracts Funds, Inc – Short-Term Income Account Principal Variable Contracts Funds, Inc – SmallCap Blend Account

Principal Variable Contracts Funds, Inc. - US LargeCap Buffer July Account Principal Variable Contracts Funds, Inc. - US LargeCap Buffer October Account